SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  DECEMBER 7, 1995

                           WHITESTONE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                      33-20432                   75-2228828
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(State or other jurisdiction    (Commission File            (IRS Employer
 or incorporation)                   Number)                Identification No.)

             702 MARSHALL STREET, SUITE 500, REDWOOD CITY, CA 94063
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (415) 364-7030


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          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS.

                  On January 31, 1996, Whitestone Industries, Inc. (the "Company"), filed a Certificate of Amendment to its Certificate of Incorporation whereby the increased the number of authorized shares of common stock, par value $.0001 from 20,000,000 shares to 30,000,000 shares. The Company also increased the number of authorized shares of preferred stock from 1,000,000 shares to 3,000,000 shares and changed the par value of the Company's preferred stock from $.01 to $.001. Additionally, the Company effectuated a one for ten (1:10) reverse stock split of the Company's common stock.

                  Pursuant to the NASD, the reverse stock split became effective on February 2, 1996. Additionally, the trading symbol for the Company was changed from WHST to WHSN.

Item 7.           EXHIBITS.

                  99.(a) Form of Certificate of Amendment to Certificate Incorporation of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITESTONE INDUSTRIES, INC.

                                        By: DONALD YU
                                            -----------------------------
                                            Donald Yu, President

DATED:  February 5, 1996

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